SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 26, 2008
(Date of Report; Date of Earliest Event Reported)
BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)
100 Phoenix Drive, Ann Arbor, MI 48108
(Address of Principal Executive Offices)
734-477-1100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.2
EX-99.3

Item 2.02 Results of Operations and Financial Condition
On August 26, 2008, Borders Group, Inc. (the “Company”) issued a press release regarding its financial results for the second quarter of fiscal 2008 ended August 2, 2008. A copy of the press release is attached hereto as Exhibit 99.2.
The information contained in such exhibit is furnished pursuant to Item 2.02 of Form 8-K and is not to be considered “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 7.01 Regulation FD Disclosure
To aid in the understanding of the Borders Group, Inc. 2008 and 2007 financial results, the Company is furnishing a quarterly sales and earnings summary, condensed consolidated balance sheets and condensed consolidated statements of cash flows, which reflect the results of Borders Australia, Borders New Zealand, Borders Singapore, Borders Ireland, Books etc., and U.K. Superstores as discontinued operations. A copy of the quarterly sales and earnings summary, condensed consolidated balance sheets and condensed consolidated statements are attached hereto as Exhibit 99.3.
The information contained in such exhibit is furnished pursuant to Item 7.01 of Form 8-K and is not to be considered “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits
Exhibits:
99.2	Press release issued by Borders Group, Inc. on August 26, 2008.

99.3	Borders Group, Inc. 2007 and 2008 Quarterly Sales and Earnings Summary, Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Cash Flows

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc. (Registrant)
Dated: August 26, 2008	By:	/s/ EDWARD W. WILHELM
Edward W. Wilhelm
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX
DESCRIPTION OF EXHIBITS
Exhibits:
99.2	Press release issued by Borders Group, Inc. on August 26, 2008.

99.3	Borders Group, Inc. 2007 and 2008 Quarterly Sales and Earnings Summary, Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Cash Flows